UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2018

Tremont Mortgage Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Tremont Mortgage Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

On February 9, 2018, TRMT CB Lender LLC, or Seller, our wholly owned subsidiary, entered into a master repurchase agreement, or the Repurchase Agreement, with Citibank, N.A., or Purchaser, for a $100 million master repurchase facility, or the Repurchase Facility, pursuant to which Seller may sell to Purchaser, and later repurchase, floating-rate mortgage loans and other related assets, or the Purchased Assets. The Repurchase Agreement has a stated expiration date of February 9, 2021, unless terminated earlier according to its terms.

Under the Repurchase Facility, the initial purchase price paid by Purchaser for each Purchased Asset is up to 75% of the lesser of the market value of the Purchased Asset and the unpaid principal balance of such Purchased Asset, subject to Purchaser’s approval. Upon the repurchase of a Purchased Asset, Seller is required to pay Purchaser the outstanding purchase price of the Purchased Asset, accrued interest and all accrued and unpaid expenses of Purchaser relating to such Purchased Assets. The price differential (or interest rate) relating to a Purchased Asset is equal to one month LIBOR plus a premium of 200 to 250 basis points, determined by the yield of the Purchased Asset and the property type of the Purchased Asset’s real estate collateral.

The Repurchase Facility also contains margin maintenance provisions that provide Purchaser with the right, in certain circumstances related to a credit event, as defined in the Repurchase Agreement, to re-determine the value of Purchased Assets. Where a decline in the value of such Purchased Assets has resulted in a margin deficit, Purchaser may require Seller to eliminate any margin deficit through a combination of Purchased Asset repurchases and cash transfers to Purchaser, subject to Purchaser’s approval.

The Repurchase Facility provides for acceleration of the date of repurchase of the Purchased Assets by Seller and liquidation by Purchaser of the Purchased Assets upon the occurrence and continuation of certain events of default, including a change of control of us (which includes Tremont Realty Advisors LLC, or Tremont Advisors, ceasing to act as our sole manager or be a wholly owned subsidiary The RMR Group LLC).

In addition, we have fully guaranteed the obligations of Seller under the Repurchase Facility pursuant to a guaranty from us in favor of Purchaser, or the Guaranty. The Guaranty requires us to make certain representations and warranties and to maintain various financial and other covenants, including covenants that require us to maintain a minimum net worth, minimum cash liquidity and maintain other specified financial ratios.

The foregoing descriptions of the Repurchase Agreement and the Guaranty are not complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release that we issued announcing the repurchase facility is attached as Exhibit 99.1.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE

ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  CONTINUED AVAILABILITY OF FINANCING UNDER THE REPURCHASE FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER REPURCHASE FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY,

•                  FINANCING FOR FLOATING RATE MORTGAGES AND OTHER RELATED ASSETS THAT SELLER MAY SEEK TO SELL TO PURCHASER PURSUANT TO THE REPURCHASE FACILITY IS SUBJECT TO APPROVAL BY PURCHASER WHICH MAY NOT BE OBTAINED,

•                  ACTUAL COSTS UNDER THE REPURCHASE FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH THE REPURCHASE FACILITY, AND

•                  OUR ABILITY TO OBTAIN FINANCING UNDER THE REPURCHASE FACILITY IS CONTINGENT ON OUR ABILITY TO EFFECTIVELY ORIGINATE INVESTMENTS. HOWEVER, THERE CAN BE NO ASSURANCE THAT WE WILL BE ABLE TO USE THE REPURCHASE FACILITY AS WE EXPECT OR EFFECTIVELY ORIGINATE INVESTMENTS IN THE NEAR FUTURE OR AT ALL.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1	Master Repurchase Agreement, dated February 9, 2018, by and between TRMT CB Lender LLC and Citibank, N.A. (Filed herewith.)

10.2	Guaranty Agreement, dated February 9, 2018, by Tremont Mortgage Trust, in favor of Citibank, N.A. (Filed herewith.)

99.1	Press release dated February 12, 2018. (Furnished herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Date:  February 12, 2018